SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 6, 2003

ATLANTIC DATA SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	000-24193 (Commission File Number)	04-2696393 (I.R.S. Employer Identification No.)

One Batterymarch Park
Quincy, Massachusetts 02169
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(617) 770-3333

ITEM 7: Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1 Press Release of Atlantic Data Services, Inc. dated May 6, 2003.

ITEM 9: Regulation FD Disclosure. (Item 12. Results of Operations and Financial Condition.)

This Current Report on Form 8-K of Atlantic Data Services, Inc. (the “Company”) is intended to be furnished under “Item 12. Results of Operations and Financial Condition” but is instead furnished under “Item 9. Regulation FD Disclosure” in accordance with Securities and Exchange Commission Release No. 33-8216. The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On May 6, 2003, the Company issued a press release announcing the Company’s results for the fourth quarter and fiscal year ended March 31, 2003. A copy of this press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIC DATA SERVICES, INC

Date: May 6, 2003	By: /s/ Paul K. McGrath

Paul K. McGrath
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Press Release of Atlantic Data Services, Inc. dated May 6, 2003